UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

JOHN B. SANFILIPPO & SON, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

John B. Sanfilippo & Son, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on Wednesday, October 28, 2020, for John B. Sanfilippo & Son, Inc. This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information, that are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/JBSS. To access your form of proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below. Under the United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you will need to request one, otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before October 13, 2020. View Proxy Statement and Annual Report Online at www.proxydocs.com/JBSS A convenient way to view proxy materials and VOTE! To view your proxy materials online, go to www.proxydocs.com/JBSS. Have the 12 digit control number, located in the shaded gray box below, available when you access the website and follow the instructions. A copy of the proxy statement, annual report, and form of proxy for this particular Annual Meeting, and all future stockholder meetings, may be requested by: INTERNET www.investorelections.com/JBSS TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You will need to use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES John B. Sanfilippo & Son, Inc. Notice of Annual Meeting Date: Wednesday, October 28, 2020 Time: 1:00 P.M. (Central Time) Place: Via a live audio-only webcast at www.proxydocs.com/JBSS. There is no physical location for the 2020 Annual Meeting. Voting Items: The Board of Directors recommends that you vote FOR Proposals 1-3. 1. Election of Directors 01 Governor Jim Edgar 02 Pamela Forbes Lieberman 03 Ellen C. Taaffe 2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2021 fiscal year. 3. Advisory vote to approve executive compensation. To attend the Annual Meeting of John B. Sanfilippo & Son, Inc., please visit www.proxydocs.com/JBSS for virtual meeting registration details. Note: In their discretion, the proxies will be authorized to vote on such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. Should you require directions on how to access the virtual Annual Meeting and vote electronically, please call (847) 214-4612. Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote electronically at the Annual Meeting. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy electronically at the Annual Meeting.